SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 4, 1997


                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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      Alabama                       1-3164                   63-0004250
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
     of incorporation)              Number)                    No.)


600 North 18th Street, Birmingham, Alabama                             35291
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code      (205) 257-1000
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                                      N/A
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         (Former name or former address, if changed since last report.)



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Item 5.         Other Events.

                On December 4, 1997, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $193,800,000 aggregate principal amount of its Series A 7 1/8% Senior Notes due December 1, 2047. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-40629, 333-40629-01, 333-40629-02 and 333-40629-03) of the
Company. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                (c) Exhibits.

                  1 Underwriting Agreement, dated December 4, 1997, between the Company and Salomon Brothers Inc.

                  4.1 Senior Note Indenture dated as of December 1, 1997 between the Company and The Chase Manhattan Bank, as Trustee.

                  4.2 Supplemental Indenture to Senior Note Indenture dated as of December 12, 1997, providing for the issuance of the Company's Series A 7 1/8% Senior Notes due December 1, 2047.

                  4.7      Form of Series A 7 1/8% Senior Note (included in
                           Exhibit 4.2 above).


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     December 11, 1997                             ALABAMA POWER COMPANY



                                                     By    /s/Wayne Boston
                                                              Wayne Boston
                                                          Assistant Secretary